EXHIBIT 12.(b)
                                                                 --------------

                           CM ADVISERS FAMILY OF FUNDS

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the semi-annual report of the CM Advisers Fund and CM Advisers Fixed Income Fund (the "Funds") of the CM Advisers Family of Funds on Form N-CSR for the period ended August 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Arnold Van Den Berg, chief executive officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: October 26, 2006       By: /s/ Arnold Van Den Berg
                                 ________________________________
                                 Arnold Van Den Berg
                                 Trustee, Chairman, President and Principal
                                 Executive Officer
                                 CM Advisers Family of Funds


    A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

                           CM ADVISERS FAMILY OF FUNDS

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the semi-annual report of the CM Advisers Fund and the CM Advisers Fixed Income Fund (the "Funds") of the CM Advisers Family of Funds on Form N-CSR for the period ended August 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, James D. Brilliant, chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: October 26, 2006       By: /s/ James D. Brilliant
                                 ________________________________
                                 James D. Brilliant
                                 Trustee, Treasurer and Principal Financial
                                 Officer
                                 CM Advisers Family of Funds


     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.